UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to §240.14a-12

NYMEX Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous fling by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

This filing relates to the proposed acquisition of NYMEX Holdings, Inc. (“NYMEX Holdings”) by CME Group Inc. (“CME Group”) pursuant to the terms of the Agreement and Plan of Merger, dated as of March 17, 2008, by and among NYMEX Holdings, CME Group, New York Mercantile Exchange, Inc. and CMEG NY Inc.

On May 21, 2008, NYMEX Holdings presented at the Fox-Pitt, Kelton Market Structure Global Conference in New York, New York. At the conference, NYMEX Holdings referenced a slide show presentation which addressed, among other things, the strategic and financial attractiveness of the proposed acquisition. The following is a copy of the referenced slide show presentation:

Fox Pitt Kelton Conference May 21, 2008

Forward-looking statements
Safe Harbor Statement
Statements contained in this presentation that are not based on current or historical facts are forward-looking in nature and involve risks and uncertainties. Such forward-looking statements are based solely on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of
1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements or those of the combined company after the merger may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. For a discussion of some of the important factors that could cause the Company’s results to differ from those expressed in, and implied by, the forward-looking statements in this presentation, please refer to the Company’s Form 10-K filed with the SEC on March 3,
2008, and the Company’s other periodic reports filed with the SEC, including its Form 10-Q for the quarter ended March 31, 2008 filed on May 12, 2008 in particular, the “Risk Factors” section thereof.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting
Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted on our web site at www.nymex.com.

NYMEX-CME: Compelling Transaction
Provides access to a full spectrum of commodity products
Combines complementary product lines and shared
technologies
Enhances over-the-counter (OTC) capabilities
Expands NYMEX product growth opportunities by leveraging
CME Group’s global capabilities (marketing, sales, distribution, relationships)
Creates operational, risk management and product benefits for customers
Strategically
Attractive
Approximately $60 million in estimated expense synergies
Potential growth opportunities
Enhances operating scale advantages
Expected to be accretive on a GAAP basis
within 12-18 months post close
Financially
Compelling

NYMEX-CME Transaction Summary
Accretive to earnings on a GAAP basis 12 – 18 months after the closing  Expected Accretion:
Terrence A. Duffy, Executive Chairman; Craig S. Donohue, CEO Executive Management:
NYMEX is required to offer to purchase the 816 outstanding NYMEX Class A memberships for consideration of $612,000 per membership.
NYMEX Class A Memberships:
Each NYMEX Holdings shareholder will receive the equivalent of:
-
0.1323 CME Group shares and $36.00 in cash per NYMEX Holdings share
-
Shareholders will have the opportunity to elect to receive either cash or CME Group shares in exchange for their NYMEX Holdings shares
-Cash/stock election is subject to proration so that the aggregate cash consideration is equal to approximately $3.4 billion or $36.00 times the number of outstanding
NYMEX Holdings shares at closing
-CME Group may choose to increase the cash consideration available if NYMEX
Holdings shareholders elect to receive more than $3.4 billion in cash, under certain circumstances
Consideration Mix:
4Q-2008 (subject to regulatory, CME Group shareholder, NYMEX Holding shareholder and NYMEX member approvals)
Anticipated Closing:
$308 million
CME Group obligated to pay the same break-up fee in limited circumstances
Reciprocal Break-Up Fee:
$100.30 per share (1) Price Per Share:
CME Group to add 3 new directors from NYMEX Holdings Board of Directors:
CME Group Shareholders: minimum of 81.4% (depending on NYMEX Holdings shareholder elections)
NYMEX Holdings Shareholders: up to 18.6% (depending on NYMEX Holdings shareholder elections)
Pro Forma Ownership:
Aggregate Consideration: $9.5 billion
(1) Based on CME Group’s closing price of $486.05 on March 14, 2008

Aggressively cut costs and manage expenses
Continue to innovate and launch new products
Make strategic and accretive investments
Globalize NYMEX brand and relationships
Expand electronic distribution
Increase market share across core products
NYMEX Fundamentals: Firing On All Cylinders

Volume and Market Share Growth
METALS
Gold: Q1 Average Daily Volume up 78% over Q1 2007
Market share up to 83%
Silver: Q1 Average Daily Volume up 81% over Q1 2007
Market share up to 85%
Precious Metal Open Interests:
Over 96% Market share as of March 31, 2008
ENERGY
Total WTI futures and options: Q1 2008 Average Daily Volume up 33% over Q1 2007
Market share 76%
Full-sized Electronic WTI Futures: Q1 Market share Approx 70%
Market share up approx 5% Since Q1 2007
Energy Open Interest: Over 73% Market share as of March 31, 2007
Market Leader

New Product Innovation
US Carbon Allowance Futures
NY Harbor Ethanol Futures
New Petroleum Swap Futures
ERCOT Electricity Futures
European Allowance Futures
European Allowance Options
Certified Emissions Reduction Futures
Seasonal Nitrogen Oxide Emission Allowance Future
Annual Nitrogen Oxide Allowance Future
Sulfur Dioxide Emission Allowance Option
Columbian Peso Futures
Additional Brent Crude Options
Expanded Natural Gas Contract months
European Style Crude Oil; Natural Gas Options on CME Globex
2008 New Products

NYMEX on LCH.Clearnet
Will Deliver Improved Capital and Operational Efficiencies
Wider Execution Capabilities
Broader Credit Intermediation
Margining Benefits for Customers and Market Participants
This Initial Slate Will Encompass:
Global Benchmark Oil Contracts, Including WTI, Brent and Gasoil
Key Natural Gas
Electricity Contracts
The contracts are expected to begin trading and clearing in mid-2008, pending regulatory approval.
Listed for on CME Globex ® and NYMEX ClearPort ®
Products Will be Cleared by LCH.Clearnet Using Existing and Widely
Distributed Clearing Technology -- Optimizing Operational Efficiencies for
Market Participants.
www.nymexonlchclearnet.com
Groundbreaking Clearing Alliance

The Green Exchange™ Venture
NYMEX Leads Venture with Evolution Markets, Morgan Stanley,
Credit Suisse, JPMorgan, Merrill Lynch, Goldman Sachs, Tudor
Investment, Constellation Energy, Vitol, ICAP, and RNK Capital
New Exchange Will Offer Contracts for:
Carbon
Renewable Energy
Other Major Environmental Commodities
The Green Exchange products are expected to begin trading
during the first quarter of 2008 and will be cleared by NYMEX.
The Green Exchange venture is expected to launch as a U.S.
Commodities Futures Trading Commission (CFTC)-regulated
exchange during the first quarter of 2009, pending regulatory approval.
www.greenfutures.com
The World’s Most Comprehensive Environmental Marketplace

IMAREX Strategic Investment
15.1% of Oslo headquartered IMAREX ASA from Frontline for $52
Million
Operates hybrid model of electronic trading and voice brokerage
Offers Financial Derivatives Transactions, Clearing & Research
— Heavy Fuel Oil
— Electric Power
— Oceangoing Freight
— Airborne Emissions
— Farmed Salmon
Only regulated market for trading freight derivatives
Exchange & Clearinghouse licensed by Norwegian Ministry of
Finance & regulated by Financial Supervisory Authority of Norway
Customers: Banks, Oil Majors, Power generators, Ship owners,
Charterers, Commodity traders, Hedge funds
Strategic Investment in Europe

Positioned for continued growth
Emissions Contracts
Steel, Equity index
Leverage
clearinghouse for
third-party clearing
opportunities
Enhanced market data
offering
Risk management
enhancements
New
products
and
services
Continued rapid
adoption of electronic
trading
Demand for new
products
Increasing acceptance
of derivatives as risk
management tools
Continued demand for
broad counterparty
credit mitigation
Strong
secular
trends
Global clearing
capabilities
LCH.Clearnet
The Green Exchange
Strategic investments
such as:
IMAREX ASA
Electronic options
New
initiatives
European
opportunities
Global distribution via
CME Globex
Global expansion of
NYMEX ClearPort
Target new market
participants
Growing
distribution

Key investment highlights
The leading exchange in the fast growing energy and metals markets
Hybrid platform with access to industry leading technology
Strong growth with significant operating leverage and margins
Robust product set with continued innovation and global focus
Well capitalized wholly-owned clearinghouse

12 Financial highlights

Volume growth trend remains positive with continued
electronic migration
451
495
578
735
983
1,141

122

63
157

129
25
80%
74%
44%
9%
14%
24%
2003 2004 2005 2006 2007 Q1 2008
Average daily volume by division (000)

1,184
NYMEX COMEX NYMEX ClearPort
®
1,871
Note: % electronic includes NYMEX ClearPort
% electronic
1,485

Record First Quarter Results
Q1 2007 Q1 2008
Q1 2007 Q1 2008
Record
Operating Revenues
Record
Net Income
Record
Pre-Tax Margin¹
$164.2M
$208.9M
$56.2M
$71.2M
68%
76%
Q1 2007 Q1 2008
1 Excludes merger related expenses

21%
9%
41%
60%
70%
2003 2004 2005 2006 2007 Q1 2008
Substantial expansion in pre-tax margin
1
Pre-tax margin is defined as the ratio of pre-tax income to total revenue (including investment income and interest income from securities lending) net of direct transaction costs; Note: 2007 excludes Optionable, Q1 2008 excludes merger-related costs
Pre-tax margin¹
76%

Key investment highlights
The leading exchange in the fast growing energy and metals markets
Hybrid platform with access to industry leading technology
Strong growth with significant operating leverage and margins
Robust product set with continued innovation and global focus
Well capitalized wholly-owned clearinghouse